Registration No. 33-49507

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549
                    ---------------------
                        POST-EFFECTIVE
                        AMENDMENT NO. 1
                             TO
                           FORM S-3
                     REGISTRATION STATEMENT
                            UNDER
                  THE SECURITIES ACT OF 1933
                   ------------------------
                 REPUBLIC NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)

          MARYLAND                      13-2764867
(State or other jurisdiction of     (I.R.S. Employer
 incorporation or organization)      Identification No.)

                      452 Fifth Avenue
                   New York, New York 10018
                       (212) 525-6100
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

               William F. Rosenblum, Jr., Esq.
  Senior Vice President, Deputy General Counsel and Secretary
                 Republic New York Corporation
                    452 Fifth Avenue
                   New York, New York 10018
                      (212) 525-6100
(Name, address, including zip code, and telephone number of agent for service of process)

                        Copies to:
                   F.H.Moore, Jr., Esq.
                   Shearman & Sterling
                   599 Lexington Avenue
                 New York, New York 10022

                  --------------------

     PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
THE PROSPECTUS FILED AS PART OF THIS REGISTRATION STATEMENT RELATES TO
THE SECURITIES REGISTERED HEREBY AND TO THE REMAINING UNSOLD $150,000,000 PRINCIPAL AMOUNT OF DEBT SECURITIES AND WARRANTS TO PURCHASE DEBT SECURITIES, PREVIOUSLY REGISTERED BY REPUBLIC NEW YORK CORPORATION UNDER ITS REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 33-48651).

                  ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH
DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                        SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 10TH DAY OF FEBRUARY, 1994.

                                             REPUBLIC NEW YORK CORPORATION

                                          By:       WALTER H. WEINER
                                             ------------------------------
                                                  (Chairman of the Board)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

SIGNATURE                    TITLE                           DATE

                             Director and Chairman
WALTER H. WEINER             of the Board
- - ------------------------     (Principal Executive Officer)   February 11, 1994

                             Executive Vice President
JOHN D. KABERLE, JR.         and Comptroller
- - ------------------------     (Principal Financial and
                             Accounting Officer)             February 11, 1994

- - -------------------------    Director
(Kurt Andersen)

PETER A. COHEN               Director                        February 11, 1994
- - -------------------------

ALBERT S. CORWEN             Director                        February 11, 1994
- - -------------------------

CYRIL S. DWEK                Director                        February 11, 1994
- - -------------------------

ERNEST GINSBERG              Director                        February 11, 1994
- - -------------------------

NATHAN HASSON                Director                        February 11, 1994
- - -------------------------

MORRIS HIRSCH                Director                        February 11, 1994
- - -------------------------

JEFFREY C. KEIL              Director                        February 11, 1994
- - -------------------------

PETER KIMMELMAN              Director                        February 11, 1994
- - -------------------------

LEONARD LIEBERMAN            Director                        February 11, 1994
- - -------------------------

WILLIAM C. MACMILLEN, JR.    Director                        February 11, 1994
- - -------------------------

MARTIN F. MERTZ              Director                        February 11, 1994
- - -------------------------

JAMES L. MORICE              Director                        February 11, 1994
- - -------------------------

JANET L. NORWOOD             Director                        February 11, 1994
- - -------------------------

JOHN A. PANCETTI             Director                        February 11, 1994
- - -------------------------

- - -------------------------    Director
(Javier Perez de Cuellar)

VITO S. PORTERA              Director                        February 11, 1994
- - -------------------------

WILBUR M. RABINOWITZ         Director                        February 11, 1994
- - -------------------------

WILLIAM P. ROGERS            Director                        February 11, 1994
- - -------------------------

DOV C. SCHLEIN               Director                        February 11, 1994
- - -------------------------

- - -------------------------    Director
(Jacques Tawil)

PETER WHITE                 Director                         February 11, 1994
- - -------------------------


